SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2014

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 27, 2014, the Registrant reported on Form 8-K an Agreement and Plan of Merger dated as of October 26, 2014, with Old Florida Bancshares, Inc. (the “Form 8-K”).

This Amendment No. 1 to the Form 8-K is being furnished solely to correct slide 5 of the presentation contained in Exhibit 99.2. Florida Market Share and Rankings pro forma data for IBKC & OFB and IBERIABANK have been corrected.

The changes described above are the only portions of the Form 8-K being amended herein. This Amendment No. 1 does not change any other information set forth in the Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement

On October 26, 2014, IBERIABANK Corporation (“IBKC”), the holding company for IBERIABANK, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Old Florida Bancshares, Inc. (“OFBS”), the holding company for Old Florida Bank and New Traditions Bank. Under the Merger Agreement, OFBS will merge with and into IBKC (the “Merger”) after which Old Florida Bank and New Traditions Bank will merge with and into IBERIABANK. Each outstanding share of OFBS’s common stock is to be converted into the right to receive 0.34 of a share of IBKC common stock at the effective time of the Merger (the “Exchange Ratio”), plus cash in lieu of any fractional share interest. The Exchange Ratio will be adjusted if the per share market price of IBKC common stock on the NASDAQ Global Select Market during the prescribed measurement period prior to the Merger falls below $57.31 or rises above $70.05, pursuant to the formula set forth in Merger Agreement. All outstanding OFBS convertible preferred stock will be converted into OFBS common stock on or prior to the Merger date. All unexercised OFBS stock options, whether or not vested, will be cashed out in connection with the transaction pursuant to the formula set forth in the Merger Agreement.

The directors and certain executive officers of OFBS have entered into support agreements concurrent with the execution of the Merger Agreement (collectively, the “Support Agreements”). The Support Agreements provide that each director and certain executive officer of OFBS will vote his or her shares (other than shares held in a fiduciary capacity) in favor of approval of the Merger Agreement. The Support Agreements also restrict the transfer of the individual’s OFBS shares during the period between signing and the completion of the Merger.

The Merger Agreement contains usual and customary representations and warranties that IBKC and OFBS made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between IBKC and OFBS, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between IBKC and OFBS rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety. The related press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been approved by the boards of directors of each of IBKC and OFBS. Subject to the required approval of OFBS’s shareholders, requisite regulatory approvals, the effectiveness of the registration statement to be filed by IBKC with respect to the stock to be issued in the transaction, and other customary closing conditions.

Item 7.01	Regulation FD Disclosure

IBKC has posted on the “Investor Relations” page of its internet website (www.iberiabank.com) supplemental information related to its proposed merger with OFBS. A copy of the supplemental information is furnished as Exhibit 99.2 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to such exhibit. IBKC is not undertaking any obligation to update this presentation.

Item 9.01	Financial Statements and Exhibits

Exhibit 2.1 -	Merger Agreement, dated October 26, 2014, between IBKC and OFBS.*

Exhibit 99.1 -	Press Release dated October 27, 2014, announcing Merger Agreement with OFBS.*

Exhibit 99.2 -	Supplemental Information dated October 27, 2014—furnished pursuant to 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

*	Previously filed.

Caution About Forward-Looking Statements.

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the proposed merger, the expected returns and other benefits of the proposed mergers with OFBS and Florida Bank Group, Inc. to shareholders, expected improvement in operating efficiency resulting from proposed mergers, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the mergers on IBKC’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frames expected or at all, or may be more costly to achieve; that the merger transactions may not be timely completed, if at all; that prior to completion of the merger transactions or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory, shareholder, or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the merger transactions; diversion of management time to merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in IBKC’s Form 10-K for the fiscal year ended December 31, 2013, and Forms 10-Q for the quarters ended March 31, 2014, June 30, 2014, and other documents subsequently filed by IBKC with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither IBKC nor OFBS undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report, the exhibits thereto or any related documents, IBKC and OFBS claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

This communication is being made in respect of the proposed merger transaction involving IBKC and OFBS. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, IBKC will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of OFBS. IBKC also plans to file other documents with the SEC regarding the proposed merger transaction with OFBS and the pending merger with Florida Bank Group, Inc. OFBS will mail the final proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement/prospectus, as well as other filings containing information about IBKC and OFBS, will be available without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, without charge, from IBKC’s website (http://www.iberiabank.com).

IBKC and OFBS, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of OFBS in respect of the proposed merger transaction. Information regarding the directors and executive officers of IBKC is set forth in the definitive proxy statement for IBKC’s 2014 annual meeting of shareholders, as filed with the SEC on April 7, 2014, and in Forms 3, 4 and 5 filed with the SEC by its officers and directors. Information regarding the directors and executive officers of OFBS who may be deemed participants in the solicitation of the shareholders of OFBS in connection with the proposed transaction will be included in the proxy statement/prospectus for OFBS’s special meeting of shareholders, which will be filed by IBKC with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: October 28, 2014	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

2.1	Merger Agreement between IBKC and OFBS dated October 26, 2014.*

99.1	Press Release dated October 27, 2014, announcing the Merger Agreement with OFBS.*

99.2	Supplemental Information dated October 27, 2014—furnished pursuant to 7.01 as part of this Current Report on Form 8-K and is not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

*	Previously filed.